                                                                   EXHIBIT 10.34

THIS WARRANT HAS OR AS APPLICABLE, THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OR HOLDER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS AND UNTIL THIS WARRANT IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            EXERCISABLE ON OR BEFORE
                          5:00 P.M., NEW YORK TIME, on
                                January 20, 2014

No. W-4

                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that, for value received, Lightyear PBI Holdings, LLC having an address at 51 W. 52nd Street, New York, New York 10019 ("Holder"), is the registered holder of warrants (the "Warrants") to purchase, at any time and from time to time after the date hereof until 5:00 P.M. New York time, on January 20, 2014, up to 767,046 fully-paid and non-assessable shares (subject to adjustment in certain events) of Common Stock, no par value ("Common Stock"), of PRIVATE BUSINESS, INC., a Tennessee corporation (the "Company"), at the exercise price per share of $1.32, subject to adjustment in certain events (the "Exercise Price"), upon surrender of this Warrant Certificate, together with the attached Form of Election to Purchase duly executed, and payment of the Exercise Price at the principal office of the Company, but subject to the terms and conditions set forth herein and in the Warrant Agreement dated as of January 20, 2004 between the Company and the Initial Holder (the "Warrant Agreement"). Payment of the Exercise Price shall be made, at the option of the Holder (i) in cash, (ii) by wire transfer payable to the order of the Company, (iii) on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares that would otherwise be issuable upon a cash exercise of this Warrant less that number of Warrant Shares having a current market price (as defined in paragraph 3(b) of the Warrant Agreement) equal to the aggregate Exercise Price that would otherwise have been paid by such holder for the number of Warrant Shares with respect to which this Warrant is being exercised or (iv) in shares of Series A Preferred Stock of the Company (the "Series A Preferred Stock"), such that without the exchange of any funds, such holder receives that number of Warrant Shares issuable upon a cash exercise of such Warrants upon surrender to the Company of that number of shares of Series A Preferred Stock having an aggregate Series A Liquidation Payment (as defined in the Designation of Preferences of the Series A Preferred Stock) equal to the aggregate Exercise Price that would otherwise have been paid by such holder for the number of Warrant Shares with respect to which such Warrant is being exercised.

     This Warrant may be exercised at such times and in such amounts as are provided for in the Warrant Agreement. Each Warrant not exercised on or prior to January 20, 2014 shall

                                       i
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become invalid and all rights hereunder, and all rights in respect thereof under the Warrant Agreement, shall cease as of that time.

     The Warrants evidenced by this Warrant Certificate are issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder(s) hereof upon written request directed to the Company.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable upon exercise of the Warrants may, subject to certain conditions, be adjusted.

     Upon due presentment for registration of transfer of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection therewith which is not payable by the Company pursuant to paragraph 9 of the Warrant Agreement.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

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     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:  April 1, 2006

                                        PRIVATE BUSINESS, INC.


                                        By:/s/ Henry M. Baroco
                                           -------------------
                                        Name: Henry M. Baroco
                                        Title: President


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                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto ______________________, whose address is __________________________, this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________, Attorney to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                  Signature:
                                                  ------------------------------

                                                (Signature must conform in all
                                                respects to name of holder as
                                                specified on the face of the
                                                Warrant Certificate.)


                                                --------------------------------
                                                (Insert Social Security or Other
                                                Identifying Number of Holder)


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                         [FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________________ shares of Common Stock and herewith: (choose one by marking "X" in the space provided)

     [ ] tenders payment for such shares, to the order of PRIVATE BUSINESS, INC., in the amount of $________ in accordance with the terms of the Warrant Agreement.

     [ ] requests that such exercise be on a net basis in accordance with the terms of the Warrant Agreement.

     [ ] tenders _____ shares of Series A Preferred Stock, having an aggregate Series A Liquidation Payment in the amount of $______, as payment for such shares, in accordance with the terms of the Warrant Agreement.

     The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _____________________, whose address is _________________________ and that such certificate be delivered to
_____________________________ whose address is ____________________.

Dated:                                     Signature:
                                                     ---------------------------

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant
                                           Certificate.)


                                           -------------------------------------
                                           (Insert Social Security or Other
                                           Identifying Number of Holder)